Exhibit 10.1
FIRST AMENDMENT
TO
TERM LOAN AGREEMENT
     FIRST AMENDMENT (this “Amendment”) dated as of April 29, 2008 (the “First Amendment Closing Date”) and effective as of January 31, 2008 to the Term Loan Agreement dated as of December 28, 2007 (the “Term Loan Agreement”), among (a) SALTON, INC., a Delaware corporation (the “Parent”), and the borrowing subsidiaries of the Parent party thereto (together with the Parent, the “Borrowers”), and APPLICA ASIA LIMITED, a Hong Kong company (“Applica Asia”), and APPLICA CANADA CORPORATION, a Nova Scotia company (“Applica Canada”, together with Applica Asia, the “Guarantors”), (b) the lending institutions from time to time party thereto (the “Lenders”) and (c) HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD., as collateral agent and administrative agent for the Lenders (the “Agent”). Capitalized terms used herein without definition shall have the meanings assigned to such term in the Term Loan Agreement.
     WHEREAS, the Borrowers, the Lenders and the Agent entered into the Term Loan Agreement pursuant to which the Lenders made term loans in an aggregate principal amount of $110,000,000 (each, a “Loan” and, together, the “Term Loan”) to the Borrowers;
     WHEREAS, the Lenders have agreed to make additional loans to the Borrowers and the parties have agreed to modify certain terms and conditions of the Term Loan Agreement as specifically set forth on this Amendment; and
     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the parties hereto agree as follows:
1. Amendment to Defined Terms. The following defined terms set forth in Annex A of the Term Loan Agreement shall be deleted in their entirety and replaced with the following:
          “Applicable Margin” means, as of January 31, 2008,
               (i) with respect to Base Rate Loans, 7%; and
               (ii) with respect to LIBOR Loans, 8%.
          “Stated Termination Date” means December 27, 2012.
          “Term Loan” has the meaning specified in Section 1.1(b).

2. New Defined Terms. Annex A of the Term Loan Agreement is hereby amended by adding the following defined terms in proper alphabetical order:
     “Base Rate Loan Interest Payment Date” as defined in Section 2.1(a).
     “Delayed Draw Term Loan” as defined in Section 1.1(b).
     “First Amendment” means the First Amendment to the Term Loan Agreement, dated as of April 29, 2008, between the Agent, the Lenders and the Borrowers, which amended this Agreement.
     “First Amendment Closing Date” as defined in the First Amendment to this Agreement, dated April 29, 2008.
     “Initial New Term Loan” as defined in Section 1.1(b).
     “Interest Payment Date” means either of (i) a Base Rate Loan Interest Payment Date, or (ii) a LIBOR Interest Payment Date.
     “Original Term Loan” as defined in Section 1.1(a).
     “Outstanding Principal Amount” means the original principal amount of the Term Loan increased by any Principal Increase and reduced by any prepayment of principal of the Term Loan.
     “PIK Option” as defined in Section 2.1(c).
     “Principal Increase” as defined in Section 2.1(b).
3. Amendment to Term Loan. Section 1.1 of the Term Loan Agreement shall be deleted in its entirety and replaced with the following:
          1.1 Term Loan.
          (a) Original Term Loan. Subject to all of the terms and conditions of this Agreement, each Lender severally, but not jointly, agrees to make a loan to Borrowers on the Closing Date, in an amount not to exceed such Lender’s Pro Rata Share of the original principal amount of $110,000,000 (each, a “Loan” and, together, the “Original Term Loan”).
          (b) Term Loan. Subject to all of the terms and conditions of this Agreement, each Lender severally, but not jointly, agrees to (i) make an additional term loan on the First Amendment Closing Date, in an amount not to exceed such Lender’s Pro Rata Share of the principal amount of $15, 000, 000 (the “Initial New Term Loan”) to be used for the Borrowers’ general corporate purposes, and (ii) make one or more term loans to the Borrowers on a delayed draw basis at any time within twenty-four (24) months after the First Amendment Closing Date, in an aggregate amount not to exceed such Lender’s Pro Rata Share of $15, 000,000 (the “Delayed Draw Term Loan” and, together with the Initial New Term Loan and the Original Term Loan, the “Term Loan”; provided, that any reference to the “Term Loan” in Sections 1.2(a)

and 1.3 shall be solely to the Original Term Loan) for the Borrowers’ general corporate purposes. Each Delayed Draw Term Loan shall be in a minimum amount of $5, 000,000. Amounts paid or prepaid in respect of the Term Loan may not be reborrowed.
4. Amendment to Procedure for Term Loan. Section 1.2 of the Term Loan Agreement is hereby amended by adding the following Sections 1.2(e), (f) and (g):
          1.2(e) Procedure for the Initial New Term Loan. The Initial New Term Loan shall be made upon the Borrower Agent’s Notice of Borrowing delivered to the Agent, which must be received by the Agent no later than 1:00 p.m. (New York time) on the First Amendment Closing Date, specifying whether the loan is a Base Rate Loan or a LIBOR Loan, and if the loan is a LIBOR Loan, the duration of the initial Interest Period for the LIBOR Loan (and if not specified, it shall be deemed a request for an Interest Period of one month).
          1.2(f) Procedure for the Delayed Draw Term Loan. Each Delayed Draw Term Loan shall be made upon the Borrower Agent’s Notice of Borrowing delivered to the Agent no later than 11:00a.m. (New York time) three (3) Business Days prior to the requested funding date, specifying whether the loan is a Base Rate Loan or a LIBOR Loan, and if the loan is a LIBOR Loan, the duration of the initial Interest Period for the LIBOR Loan (and if not specified, it shall be deemed a request for an Interest Period of one month).
          1.2(g) Conditions Precedent to Making of the Initial New Term Loan and the Delayed Draw Term Loan: The obligation of the Lenders to make the Initial New Term Loan and the Delayed Draw Term Loan is subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent and the Lenders:
          (i) all representations and warranties of the Borrowers contained in this Agreement and the other Loan Documents being true and correct in all material respects without regard to any qualification by “materiality”, “Material Adverse Effect” or words of similar import as of the date of such borrowing; and
          (ii) No Event of Default shall exist or would exist as of the date of such borrowing.
5. Amendment to Making of Term Loan. Section 1.3 of the Term Loan Agreement is hereby amended by adding the following Section 1.3(a) and 1.3(b):
          1.3(a) Making of Initial New Term Loan. Promptly after receipt of the Notice of Borrowing on the First Amendment Closing Date, the Agent shall notify the Lenders by telecopy, telephone or email of the requested Initial New Term Loan. Each Lender shall transfer its Pro Rata Share of the Initial New Term Loan in immediately available funds, to the account from time to time designated by Agent, no later than 2:00 p.m. (New York time) on the First Amendment Closing Date. After the Agent’s receipt of all proceeds from such Initial New Term Loan, the Agent shall make the proceeds of such Initial New Term Loan available to the Borrowers on the First Amendment Closing Date by transferring same day funds as directed by the Borrowers.

          1.3(b) Making of Delayed Draw Term Loan. Promptly after receipt of the Notice of Borrowing, the Agent shall notify the Lenders by telecopy, telephone or email of the requested Delayed Draw Term Loan. Each Lender shall transfer its Pro Rata Share of the Delayed Draw Term Loan in immediately available funds, to the account from time to time designated by Agent on the requested borrowing date. After the Agent’s receipt of all proceeds from such Delayed Draw Term Loan, the Agent shall make the proceeds of such Delayed Draw Term Loan available to the Borrowers no later than 2:00 p.m. (New York time) on the requested borrowing date.
6. Amendments to Interest. Section 2.1 of the Term Loan Agreement shall be deleted in its entirety and replaced with the following:
          2.1 Interest.
          (a) Interest Rates. The Term Loan shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on interest thereon not paid when due) from the date made until paid in full in cash at a rate determined by reference to the Base Rate or the LIBOR Rate plus the Applicable Margin, but not to exceed the Maximum Rate. Any of the Loans may be converted into, or continued as LIBOR Loans, subject to and in the manner provided in Section 2.2. If at any time Loans are outstanding with respect to which the Borrowers have not delivered to the Agent a notice specifying the basis for determining the interest rate applicable thereto, those Loans shall bear interest at a rate determined by reference to the Base Rate until notice to the contrary has been given to the Agent in accordance with this Agreement and such notice has become effective. Except as otherwise provided herein, the outstanding Obligations shall bear interest as follows:
          (i) For all Base Rate Loans, at a fluctuating per annum rate equal to the Base Rate plus the Applicable Margin; and
          (ii) For all LIBOR Loans, at a per annum rate equal to the LIBOR Rate plus the Applicable Margin.
          Each change in the Base Rate shall be reflected in the interest rate applicable to Base Rate Loans as of the effective date of such change. All interest charges shall be computed on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). The Borrowers shall pay to the Agent, for the ratable benefit of Lenders, interest accrued on all Base Rate Loans in arrears on the first day of each month hereafter and on the Termination Date (each, “Base Rate Loan Interest Payment Date”). The Borrowers shall pay to the Agent, for the ratable benefit of Lenders, interest on all LIBOR Loans in arrears on each LIBOR Interest Payment Date. For the purposes of the Interest Act (Canada), (i) whenever any interest or fee under this Agreement or any other Loan Document is calculated using a rate based on a year of 360 days, the rate determined pursuant to each calculation, when expressed as an annual rate, is equivalent to (x) the applicable rate, (y) multiplied by the actual number of days in the calendar year in which the period for which such interest is payable (or compounded) ends, and (z) divided by 360, (ii) the principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement or any other Loan Document, and (iii) the rates of interest stipulated in this Agreement or any other Loan Document are intended to be nominal rates and not effective rates or yields.
          (b) Interest Payment. On each Interest Payment Date occurring after January 31, 2008 and through March 31, 2009, the Borrowers shall pay the interest due on such Interest Payment Date by automatically having the Outstanding Principal Amount increase on such Interest Payment Date by an amount equal to the interest due for such Interest Payment Date (each such increase, a “Principal Increase”).
          (c) PIK Option. On each Interest Payment Date occurring after March 31, 2009, the Borrowers shall pay the total amount of interest due on such Interest Payment Date in cash, provided, that the Borrowers shall have the option (the “PIK Option”) to pay the interest due on and with respect to such Interest Payment Date by automatically having the Outstanding Principal Amount increase on such Interest Payment Date by an amount equal to the interest due for such Interest Payment Date. In the event Borrowers so elect to exercise the PIK Option, Borrowers shall provide written notice to the Agent at least three (3) Business Day prior to the relevant Interest Payment Date of (i) their election to exercise the PIK Option and (ii) the aggregate Outstanding Principal Amount after giving effect to the Principal Increase. In the event an Interest Payment Date falls on the same date as the Stated Termination Date, the entire amount of interest due on such date shall be paid in cash.
          (c) Default Rate. If an Event of Default occurs and is continuing and the Agent or the Required Lenders in their discretion so elect, then, while any such Event of Default is continuing, all of the Obligations shall bear interest at the Default Rate applicable thereto.
7. Amendment to Taxes. Section 4.1(a) of the Term Loan Agreement is hereby amended by adding the following subsection 4.1(a)(v):
          4.1(a)(v) Any tax gross-up payments for withholding taxes under this Section 4.1 are not applicable (i) with respect to the Base Rate Loans, any interest payments on the Term Loan resulting from an interest rate in excess of the Base Rate plus 5.5%; and (ii) with respect to LIBOR Loans, any interest payments on the Term Loan resulting from an interest rate in an excess of the LIBOR Rate plus 6.5%.
8. Representations and Warranties. The Borrowers hereby represent and warrant to the Agent and each Lender that, after giving effect to this Amendment, the representations and warranties set forth in Article 6 of the Term Loan Agreement (General Warranties and Representations) are true and correct in all material respects as of the date hereof (with the same effect as if made on and as of the date hereof) except to the extent such representations and warranties relate to an earlier date.
9. Conditions. This Amendment shall become effective when all of the following conditions shall have been satisfied:
          (a) the Borrowers and the Agent shall have received this Amendment executed and delivered by the Agent, the Borrowers and the Lenders,
          (b) the Agent and the Lenders shall have obtained all necessary consents as required by the terms of that certain Intercreditor Agreement dated December 28, 2007, among Bank of America, N.A., the Agent and the other financial institutions parties to the Intercreditor Agreement, and
          (c) the Agent shall have received such other documents, instruments and certificates as it shall reasonably require.
10. Term Loan Agreement. Except as specifically amended hereby, the Term Loan Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. This Amendment shall be a Loan Document for all purposes. After the date hereof, any reference to the Term Loan Agreement in any Loan Document shall mean the Term Loan Agreement as modified hereby.
11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISION THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

BORROWERS SALTON, INC., a Delaware corporation
By:	/s/ Terry Polistina
	Name:	Terry Polistina
	Title:	President and Chief Executive Officer

APPLICA CONSUMER PRODUCTS, INC., a Florida corporation
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

APN HOLDING COMPANY, INC., a Delaware corporation
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

APPLICA AMERICAS, INC., a Delaware corporation
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

HP DELAWARE, INC., a Delaware corporation
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

HPG LLC, a Delaware limited liability company
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

APPLICA MEXICO HOLDINGS, INC., a Delaware corporation
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

SONEX INTERNATIONAL CORPORATION, a Delaware corporation
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

HOME CREATIONS DIRECT LTD., a Delaware corporation
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

SALTON HOLDINGS INC., a Delaware corporation
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

ICEBOX LLC, an Illinois limited liability company
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

TOASTMASTER INC., a Missouri corporation
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

FAMILY PRODUCTS INC., a Delaware corporation
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

ONE:ONE COFFEE LLC, a Delaware limited liability company
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

SALTON TOASTMASTER LOGISTICS LLC, a Delaware limited liability company
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

GUARANTORS APPLICA CANADA CORPORATION, a Nova Scotia company
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

APPLICA ASIA LIMITED, a Hong Kong company
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Director

AGENT HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD. as Administrative Agent and Collateral Agent
By:	/s/ Philip Falcone
	Name:	Philip Falcone
	Title:	Senior Managing Director

LENDERS HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.
By:	/s/ Philip Falcone
	Name:	Philip Falcone
	Title:	Senior Managing Director

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.
By:	/s/ Philip Falcone
	Name:	Philip Falcone
	Title:	Senior Managing Director